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                                                                   EXHIBIT 10.10



                               September 30, 1997



INTERNATIONAL AIRCRAFT INVESTORS
3655 Torrance Boulevard, Suite 410
Torrance, California 90503

        Re: International Aircraft Investors ("IAI") or one of its subsidiaries agreement to purchase from International Lease Finance Corporation ("ILFC") one (1) Boeing 757-2S3ER aircraft bearing manufacturer's serial number 24772 and Canadian registration mark C-GTSJ (the "B757 AIRCRAFT") (the B737 Aircraft and the B757 Aircraft are collectively referred to herein as the "AIRCRAFT")

Gentlemen:

        ILFC hereby agrees to sell the B757 Aircraft to IAI or a wholly owned subsidiary of IAI on the terms and conditions set forth in Exhibit A to this Letter Agreement (this "LETTER AGREEMENT"). IAI hereby agrees that it will purchase the B757 Aircraft on the terms and conditions contained in Exhibit A to this Letter Agreement.

        The foregoing is acceptable and agreed to by ILFC. If it is acceptable and agreed to by IAI, please so indicate in the space provided below.


                                        Very truly yours,

                                        INTERNATIONAL LEASE FINANCE
                                        CORPORATION


                                        By: Grant Levy
                                            ---------------------------------


                                        Title: Vice President
                                               ------------------------------



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THE FOREGOING IS ACCEPTED AND AGREED TO


INTERNATIONAL AIRCRAFT INVESTORS

By:  William Lindsey
     ----------------------------------

Its: Chief Executive Officer
     ----------------------------------







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                                    EXHIBIT A


                              ILFC BOEING 757-2S3ER
                                 RR RB211-535E4




Manufactured:                       March 1990

Registration:                       C-GTSJ

MSN:                                24772

Production Number:                  NA399

Lessee:                             Air Transat

Price:                              $36,325,000

Closing:                            December 10, 1997

Security Deposit:                   $750,000 cash

Reserves (as of 9/97):              $3.2 million + (paid $250/hour)

Lease rates to:                     4/30/98               $325,500/month
                                    4/98-4/99             $350,000/month
                                    5/99-4/00             $355,000/month
                                    5/00-4/01             $360,000/month
                                    5/01-4/02             $365,000/month
                                    5/02-4/03             $370,000/month

Lease Expiry:                       April 30, 2003


ILFC can provide on request an AVG to a third party lender for $20 million for May 2003. Fee = $20,000.